SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is January 16, 2020

MFS® International Intrinsic Value Fund
(formerly MFS® International Value Fund)

Effective February 1, 2020, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)
Portfolio Manager	Since	Title
Pablo de la Mata	2014	Investment Officer of MFS
Philip Evans	February 2020	Investment Officer of MFS
Benjamin Stone	2008	Investment Officer of MFS
Effective April 15, 2022, Pablo de la Mata will no longer be a portfolio manager of the fund.
Effective February 1, 2020, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.
Portfolio Manager	Primary Role	Five Year History
Pablo de la Mata	Portfolio Manager	Employed in the investment area of MFS since 2008
Philip Evans	Portfolio Manager	Employed in the investment area of MFS since 2011
Benjamin Stone	Portfolio Manager	Employed in the investment area of MFS since 2005
Effective April 15, 2022, Pablo de la Mata will no longer be a portfolio manager of the fund.

1041029      1                         FGI-SUP-I-011620